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                                                                    EXHIBIT 99.9

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                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, NA, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the July 15, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the June, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class A
     Certificateholders, per $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to               $    4.2812500
     Class A Certificateholders, per $1,000
     original certificate principal amount

     (2)   The amount of the distribution set forth in
     paragraph 1 above in respect of interest on                 $    4.2812500
     the Class A Certificates, per $1,000 original certificate principal amount

     (3)   The amount of the distribution set forth in
     paragraph 1 above in respect of principal                   $    0.0000000
     of the Class A Certificates, per $1,000 original certificate principal amount

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B)   Class A Investor Charge Offs and Reimbursement of
     Charge Offs
                                                                 $    0.0000000

     (1)   The amount of Class A Investor Charge Offs

     (2)   The amount of Class A Investor Charge Offs
     set forth in paragraph 1 above, per $1,000                  $    0.0000000
     original certificate principal amount
                                                                 $    0.0000000
     (3)   The total amount reimbursed in respect of Class A
     Investor Charge Offs

     (4)   The amount set forth in paragraph 3 above,            $    0.0000000
     per $1,000 original certificate principal amount

     (5)   The amount, if any, by which the outstanding
     principal balance of the Class A Certificates               $    0.0000000
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution
     Date

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to               $    4.4895833
     Class B Certificatedholders, per $1,000
     original certificate principal amount

     (2)   The amount of the distribution set forth in
     paragraph 1 above in respect of interest on                 $    4.4895833
     the Class B Certificates, per $1,000 original certificate principal amount

     (3)   The amount of the distribution set forth in
     paragraph 1 above in respect of principal on the            $    0.0000000
     Class B Certificates, per $1,000 original certificate principal amount

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D)   Class B Investor Charge Offs and Reimbursement of
     Charge Offs
                                                                 $    0.0000000
     (1)   The amount of Class B Investor Charge Offs

     (2)   The amount of Class B Investor Charge Offs set
     forth in paragraph 1 above, per $1,000 original             $    0.0000000
     certificate principal amount
                                                                 $    0.0000000
     (3)   The total amount reimbursed in respect of Class B
     Investor Charge Offs

     (4)   The amount set forth in paragraph 3                   $    0.0000000
     above, per $1,000 original certificate principal amount

     (5)   The amount, if any, by which the outstanding
     principal balance of the Class B Certificates exceeds
     the Class B Invested Amount after giving effect to          $    0.0000000
     all transactions on such Distribution Date


                                     First USA Bank, NA,
                                     as Servicer


                                     By  /s/ Tracie Klein
                                        --------------------------
                                          Tracie H. Klein
                                          First Vice President